New Perspective Fund 1996

Annual Report for the year ended September 30

[The American Funds Group(R)]

[cover:  photo of world]

NEW PERSPECTIVE FUND (R) seeks long-term growth of capital through investments all over the world, including the United States.

RESULTS AT A GLANCE

FISCAL 1996
for the year ended
September 30, 1996             Total return*

New Perspective Fund           +10.6%

Morgan Stanley Capital
International Indexes:
  World Index                  +14.2%
  USA Index                    +21.4%


----

LIFETIME OF THE FUND
from March 13, 1973                                    Average annual
through September 30, 1996          Total return*      compound return*

New Perspective Fund                +2,355.4%          +14.6%

Morgan Stanley Capital
International Indexes:
  World Index                       +1,214.5%          +11.6%
  USA Index                         +1,323.5%          +11.9%


*With dividends and capital gain distributions reinvested

ABOUT OUR COVER: The world as depicted by Oronce Fine, the French mathematician, astronomer and cartographer, ca. 1535 (Bibliotheque Nationale de France).

FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[photo: compass]

FELLOW SHAREHOLDERS:

During fiscal 1996, optimism about prospective global economic conditions prevailed, inflation remained relatively low, and many of the world's major corporations prospered. Your investment in New Perspective Fund also grew.

In the 12 months ended September 30, the value of your holdings increased 10.6% if, like most shareholders, you reinvested dividend payments totaling 33 cents a share - one of 23 cents a share in December 1995 and another of 10 cents a share in June 1996 - as well as the capital gain distribution of 60 cents a share also paid in December.

Over the same period, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 22 major markets including the U.S., rose 14.2% with dividends reinvested.

These latest results bring the fund's total return since operations began in March 1973 to 2,355.4% with all distributions taken in shares. This amounts to an average compound return of 14.6% a year. By comparison, the MSCI World Index rose 1,214.5% during that 23-year period, or an average compound return of 11.6% a year.

THE YEAR IN REVIEW

Fiscal 1996 saw a worldwide advance in stock prices. Virtually all of the major markets in which the fund had investments finished on the plus side. A number posted double-digit gains in local currency and in U.S. dollars, despite a strengthening in the value of the dollar against many foreign currencies. An exception was Finland, which declined 11.0% in local currency and 17.0% in U.S. dollars with dividends reinvested. At fiscal year-end, the fund had 1.3% of its assets invested in companies domiciled there.

The fund's largest area of concentration, the United States, was again one of the world's strongest markets, with a gain of 21.4%, as measured by the MSCI USA Index with dividends reinvested. The fund's next largest areas of concentration as of September 30 were France (+24.2% in local currency, +18.2% in U.S. dollars), the United Kingdom (+16.2% in local currency, +14.8% in U.S. dollars), and Sweden (+13.7% in local currency, +18.9% in U.S. dollars). Markets in developing countries such as Mexico and Argentina, where the fund holds a few select investments, continued to rebound from levels that had become severely depressed following the devaluation of the Mexican peso late in 1994.

[photo: compass on graph]

The fund trailed the MSCI World Index in fiscal 1996 due to weakness on the part of a number of important holdings that, in previous years, made strong positive contributions to the fund's results. A good example is Nokia, a major Finnish manufacturer of cellular communications equipment and consumer electronics. The stock declined 36.4% in U.S. dollars over the 12-month period after rising 140.6% in fiscal 1995 and 163.8% in fiscal 1994. Concerns over price discounting and a slowdown in the rate of growth in the mobile phone market were factors behind the decline.

Other examples of stocks which had achieved above average gains in prior years but experienced weakness in fiscal 1996 include Ericsson (Sweden) which, like Nokia, manufactures telecommunications equipment, Micron Technology (U.S.), a maker of semiconductor components, PolyGram (Netherlands), a major music recording company, and some of our investments in the broadcasting and publishing area, including News Corp. (Australia) and Turner Broadcasting (which has since been acquired by Time Warner, another U.S. holding).

Stocks that made significant positive contributions to the fund's results in 1996 included pharmaceutical manufacturers such as Ciba-Geigy, which has since announced its intention to merge with Sandoz, another Swiss-based holding, and banking-related issues, including Citicorp (U.S.) and Westpac Banking (Australia). Chemical manufacturers such as Praxair (U.S.) and energy-related issues such as Schlumberger (Netherlands Antilles) were also strong.

[photo: two compasses on map]

BROAD DIVERSIFICATION

All in all, of the 210 stocks held over the course of the year, 138 rose in price, 71 declined, and one was unchanged. The fund's holdings were broadly diversified across 34 industries and 25 countries. At fiscal year-end, the regional breakdown of the portfolio was 37.9% in Europe, 35.2% in North America, and 9.8% in Asia and the Pacific Rim. Equity-type securities accounted for 84.8% of the fund's assets and bonds 1.0%, with the remainder in short-term securities. The latter should help cushion any market decline and enable the fund to take advantage of new buying opportunities as they emerge.

The setbacks experienced by a number of our holdings in fiscal 1996 are a reminder that stock prices go down as well as up. (There will no doubt come a time when many of the world's major markets themselves go down. And shareholders should keep in mind that investing outside the U.S. entails additional risks, such as currency fluctuations.) We believe, however, that the long-term prospects of these companies remain strong. In numerous instances, we took advantage of price weakness to add to our holdings. Many of these same investments helped us outpace the MSCI World Index in fiscal 1995 (+18.6% versus +15.0%) and in fiscal 1994 (+12.6% versus +8.1%) and we believe that they will help us do so again.

MAINTAINING A LONG-TERM PERSPECTIVE

Successful investing, of course, requires riding out occasional storms and staying the course. We invite you to read the profile that begins on page 8 of one family which did just that by making New Perspective Fund a part of their lives for more than two decades.

Beginning on page 14, you will find a comprehensive presentation of the fund's portfolio holdings by industry in sequence of their percentage of New Perspective's net assets. Within each industry, the companies owned are also listed in order of size - from the largest to the smallest according to the percentage of assets. We hope you will take a few minutes to get to know the companies in which you are a part-owner. As you look over the descriptions, we think you will see why we are optimistic about NPF's long-term prospects and why the fund's flexibility to seek out attractive investment opportunities around the world has helped it achieve superior long-term results.

We would also like to welcome our many new shareholders and thank our long-time shareholders for your confidence. New Perspective Fund's shareholder family is made up of more than 750,000 individuals and institutions. Collectively you have investments in the fund worth $11.7 billion. Be assured we will do all that we can to make your experience a rewarding one.

We look forward to reporting to you again in six months.

Cordially,

/s/Walter P. Stern
Chairman of the Board

/s/Gina H. Despres
President

November 8, 1996

[photo:  map of world]

New Perspective versus the Major World Market Indexes
(with dividends reinvested)


World's Major            Latest Fiscal Year                  Lifetime of the Fund
Stock Markets/1/         (10/1/95-9/30/96)                   (3/13/73- 9/30/96)
(listed in order of
size of market           Local         Adjusted to    Local        Adjusted to
capitalization as of     currency      U.S. $/2/      currency     U.S. $/2/
9/30/96)

United States
MSCI USA Index                         21.4%                       1,323.5%
Japan                    13.5%         0.5            514.3%       1,357.7
United Kingdom           16.2          14.8           2,921.7      1,852.0
Germany                  18.6          10.6           699.1        1,393.2
France                   24.2          18.2           1,555.5      1,252.6
Switzerland              24.8          14.4           689.0        1,884.5
Canada                   21.6          20.2           846.8        586.0
Netherlands              31.4          22.3           2,287.6      3,717.0
Hong Kong                23.2          23.1           1,704.3      1,100.3
Australia                5.9           11.1           1,686.2      876.6
Italy                    3.4           9.4            1,327.3      420.0
Sweden                   13.7          18.9           5,604.0      3,652.6
Spain                    30.5          25.2           934.3        361.7
Singapore                -0.9          0.0            378.2        605.1
Belgium                  24.7          16.1           1,632.4      2,021.5
MSCI World Index/3/                    14.2                        1,214.5

New Perspective Fund                   10.6%                       2,355.4%

/1/ United States market represented by the U.S. component of MSCI World Index; all other markets computed by Capital International Perspective S.A. and included in MSCI World Index. All indexes are unmanaged.

/2/ Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.

/3/ Includes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 42% of the total index.

All figures include the reinvestment of dividends.

The table above has been revised this year to include the reinvestment of dividends to illustrate the importance of dividends, particularly to long-term investment returns. Returns for international indexes are with gross dividends, reinvested (i.e., without local witholding taxes removed).



WHERE NPF'S ASSETS WERE INVESTED
(percent invested by country)

                         9/30/96       9/30/95
Asia/Pacific Rim         9.8%          11.0%
Australia                3.6           4.3
Hong Kong                1.6           1.7
Japan                    3.1           3.2
New Zealand              1.5           1.4
Singapore                -             .4

Europe                   37.9%         32.4%
Belgium                  .1            .4
Denmark                  .4            .6
Finland                  1.3           1.9
France                   7.3           4.3
Germany                  4.8           3.6
Italy                    .7            .5
Luxembourg               .1            -
Netherlands              4.2           4.8
Norway                   .4            .3
Spain                    2.0           1.2
Sweden                   5.9           5.7
Switzerland              3.5           2.5
United Kingdom           7.2           6.6

North America            35.2%         36.6%
Canada                   5.4           4.0
Mexico                   1.5           1.1
United States            28.3          31.5

Other                    2.9%          3.3%

Cash & equivalents       14.2%         16.7%

                         100.0%        100.0%


New Perspective's 10 Largest Stock Holdings at Fiscal Year-End

                         Percent of                       % price change
                         NPF's net                        for 12 months
Company                  assets         Country           ended 9/30/96

Astra                    1.9%           Sweden            +17.3%
Philip Morris            1.7            U.S.              +7.5
Mannesmann               1.7            Germany           +14.2
ABB                      1.7            Sweden/           +5.8
                                          Switzerland
Ciba-Geigy               1.3            Switzerland       +59.4
Caterpillar              1.3            U.S.              +32.5
News Corp.               1.3            Australia         -8.0
Daimler-Benz             1.2            Germany           +11.3
Internationale
  Nederlanden Groep      1.2            Netherlands       +7.4
TOTAL, Class B           1.1            France            +29.9

Here's how a $10,000 investment in the fund grew between March 13, 1973 - when the fund was introduced - and September 30, 1996, the end of the fund's latest fiscal year. Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 5.75%, so the net amount invested was $9,425 versus $10,000 in the indexes shown. The indexes are unmanaged and do not have sales charges, commissions or expenses. As you can see, the investment in New Perspective would have grown to $231,461 versus $131,445 in the Morgan Stanley Capital International (MSCI) World Index, which reflects results in 22 major markets, and $142,355 in the MSCI USA Index.

New Perspective's year-by-year results appear in the table under the chart. The table shows that NPF recorded positive results in 20 of these 24 periods, and the boxed figure at the bottom right of the table shows that over the entire 231/2 years the investment grew at an average compound rate of 14.3% a year. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions and want to know how your investment has done since September 30, 1986. At that time, according to the table, the value of the investment illustrated here was $63,273. Since then, it has more than tripled to $231,461. Thus, in that same period, the value of your investment - regardless of size - also has more than tripled.

NPF's return versus other global equity funds
(with distributions reinvested for periods ended 9/30/96)

New Perspective Fund has done significantly better than most other similar mutual funds. Over its lifetime, the fund ranked second among the five global equity funds in existence over this 23 1/2-year span, according to Lipper Analytical Services. Here is how the fund ranks over other time periods:

- 10 years: 1st out of 13 global equity funds
-  5 years: 6th out of 36 global equity funds
-  1 year: 109th out of 151 global equity funds

Lipper rankings are based on total return and do not reflect the effect of sales charges.

[chart]
How a $10,000 investment has grown

              New
              Perspective
Year          Fund TOTAL                                MSCI USA        MSCI World
ended         VALUE                                     Index with      Index with
September     Dividends       Value at       Total      dividends       dividends
30            Reinvested      year-end/1/    Return     reinvested      reinvested
1973#         -               $9,938         (0.6)%     9,644           9,496
1974          $325            7,402          (25.5)     5,796           5,886
1975          401             10,769         45.5       7,954           7,647
1976          337             12,720         18.1       10,379          9,328
1977          280             13,050         2.6        9,925           9,685
1978          318             17,342         32.9       10,953          11,895
1979          444             20,100         15.9       12,042          13,362
1980          501             24,866         23.7       14,200          15,945
1981          931             25,315         1.8        13,948          14,919
1982          1,667           27,151         7.3        15,458          15,314
1983          1,830           39,093         44.0       22,064          21,629
1984          1,205           39,494         1.0        23,019          22,861
1985          1,196           45,578         15.4       26,527          28,617
1986          1,178           63,273         38.8       34,776          45,581
1987          1,393           94,727         49.7       49,353          65,809
1988          1,820           81,233         (14.2)     42,818          61,905
1989          2,605           103,968        28.0       56,868          77,872
1990          2,617           98,896         (4.9)      52,008          61,430
1991          2,979           122,493        23.9       68,580          76,958
1992          2,524           132,337        8.0        76,198          76,629
1993          2,172           156,604        18.3       86,165          92,637
1994          2,231           176,345        12.6       89,637          100,116
1995          2,813           209,200        18.6       117,232         115,102
1996          4,129           231,461/2/     10.6       142,355         131,445

Average annual compound return for 23 1/2 years 14.3%/1/

$10,000 original investment/1/

#For the period March 13, 1973 (commencement of operation) through September 30, 1973.

/1/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distribution that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/ Includes reinvested dividends of $35,896 and reinvested capital gain distributions of $71,386.

Past results are not predictive of future results.

Average Annual Compound Returns*
(for periods ended September 30, 1996)
10 Years                 + 13.17%
5 Years                  + 12.23%
1 Year                   + 4.26%

*Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.
[end chart]

NEW PERSPECTIVE FUND AND THE POTENTIAL OF COMPOUNDING GROWTH

CLAIRE AND JACK PRENDERGAST: HOW AN INVESTMENT IN THE FUND PROVIDED LONG-TERM GROWTH

Claire Prendergast's introduction to the magic of compounding occurred on her 21st birthday when she discovered that the $100 her great-grandmother had tucked away in a savings account at Claire's birth was now hers to spend - and worth all of $300. "The idea that this money had been quietly working for me left me rather surprised - and pleased," she recalls.

When Claire and Jack Prendergast, her husband, invested in New Perspective Fund shortly after its launch in March of 1973, they were introduced to a different sort of compounding: the compounding that, over time, can come from a carefully selected and supervised portfolio of growth stocks from around the world.

The fact that New Perspective was one of the first funds to invest outside the United States intrigued Claire. "It was something new and interesting that I thought maybe we should be doing," she says.

In the years since their initial investment, the Prendergasts and the world at large have seen wars and recessions, political upheavals, gyrating oil prices, high and low interest rates and inflation, along with steep stock market declines - including the substantial decline that immediately followed their investment in the fund. But they have also seen free trade and free enterprise flourish, economies expand, and the concept of investing globally gain wide acceptance among investors.

They have also seen how patience and perspective, the flexibility to search out attractive investment values around the world, and the reinvestment of capital gain distributions and dividends have combined to create very attractive total returns for New Perspective Fund's long-term shareholders.

The Prendergasts earmarked part of their investment in New Perspective toward building a college fund for their two boys, John, then age 10, and Luke, who was 8. Says Jack Prendergast, "It was Claire who said that the boys would be grown and off to college before we knew it. And she was right." Another part of their NPF investment was set aside to build a retirement nest egg for themselves.

Shortly after he met and married Claire in 1961, Jack joined a small start-up company that manufactured processed foods. "Small businesses don't make a lot of money. But I always earned a paycheck, worked hard to gain sales commissions and, over time, the company did quite well," he says. As the company opened new plants and facilities and expanded into new territory, his career took him and his family from Indianapolis to Kansas City to Philadelphia, where they live now. As its chief sales executive, over the course of 25 years he helped build that small $200,000 business into a $40 million one before retiring in 1991.

While Jack was busy investing his time, energy and talent in helping the company he worked for grow and prosper, many of the companies he and Claire were part-owners of through their investment in NPF were also growing and prospering. The growth and success of most of these companies sooner or later found reflection in their share prices.

Key to the Prendergasts' approach toward investing was a willingness to invest for the long term and let time, the potential growth of stocks and the power of compounding work for them. "I always believed in investing in stocks. It was something that I learned from my father. But I was quite aware that we could lose money and that there would be times when we'd just have to hang in there," says Claire. "We were never interested in making a lot of money in just a few years," adds Jack. "We wanted to let it grow."

New Perspective Fund also maintained a long-term perspective, as it does today. Instead of trying to time short-term market movements, the fund's investment professionals purchased stocks of growing companies at reasonable prices and held on to them in order to participate in that growth. As the prices of many of the stocks held by the fund increased, that appreciation was reflected in NPF's own share price.

Changes in New Perspective's share price, however, are only one element of its investment return. Because its holdings are actively managed, they do change from time to time. Stocks in the portfolio are sold if the fund's investment professionals think that they have become fully valued or that better opportunities are available elsewhere. Realized gains from stocks are distributed to shareholders once each year in the form of capital gain distributions. The Prendergasts, like most shareholders, reinvested these distributions to keep their capital intact and working for them.

Although NPF primarily seeks long-term growth of capital, income (which is a secondary objective of the fund) has played an important role over time in augmenting shareholder returns. NPF has investments in the largest and most successful corporations in the world. Many have attractive growth prospects because they are positioned to take advantage of growth in various parts of the world. Many also pay dividends derived from trade with many countries, in many currencies. Quite a few have consistently raised their dividends for years.

In any given year, the dividends paid by New Perspective Fund seemed, to the Prendergasts, to be relatively inconsequential. In fiscal 1996, for instance, the fund's return was 10.6% with dividends reinvested and 8.6% with dividends in cash. But an extra 1% or 2% of return can, with enough time, make an enormous difference to an investor's bottom line. For an illustration, consider this: The change in value of an investment in NPF over its lifetime is +2,355% with dividends reinvested versus +1,160% with dividends in cash.

What was important for the Prendergasts was not only the reinvestment of their dividends and capital gain distributions but, ultimately, the rate of return they received on those reinvestments. When reinvested, dividends and capital gain distributions purchase more shares, which become additional capital. That capital can grow and produce additional income which in turn becomes additional capital. It is a circular process that, over time, can gradually pick up speed. By reinvesting both dividends and capital gain distributions, the Prendergasts took full advantage of the potential power of compounding. Says Claire Prendergast, "We knew this was the way to go."

Since the Prendergasts invested in the fund in 1973, the growth of world economies and of world-class companies and the fund's flexibility to search out attractive opportunities wherever they may be have combined to provide a good example of the potential of investment compounding. Perhaps more to the point, it has helped Claire and Jack send John and Luke through college and graduate school; assisted Luke and his wife Kim with the down payment for a house; and helped John and his wife Jean invest toward retirement. Finally, for Jack and Claire, New Perspective has also contributed to a secure retirement for themselves.

Claire and Jack agree that the power of compounding growth can be a deceptively quiet process. "It's only when you look back that you fully appreciate it," says Claire. "The benefit came from sticking with it."

[Photo Caption] Pictured above: Claire and Jack Prendergast and their two young sons, Luke (left) and John in 1973, the year they invested in New Perspective Fund. At right, Claire and Jack in their home outside Philadelphia today. [End Photo Caption]

[Photo: weather compass]


[Photo Caption] Big changes can come from seemingly small steps. The Prendergasts have seen that with each new generation and in investing as well. [End Photo Caption]

[Photo Caption] The custodial account that Claire and Jack established for their son Luke helped put him through college and come up with the down payment for a house. Today, Luke teaches English literature to high school students in Philadelphia's inner city. [End Photo Caption]

[Photo Caption] The key to Claire Prendergast's approach to investing was a long-term perspective [End Photo Caption]

[Photo Caption] Jack's sales career often kept him on the road, but now, in retirement, he enjoys having the freedom to spend time with his grandchildren. [End Photo Caption]

[Photo Caption] To harness the power of investment compounding, the Prendergasts charted a course and then stayed the course. [End Photo Caption]

CAN A FEW PERCENTAGE POINTS REALLY MAKE A DIFFERENCE?

Here is how much a $10,000 investment would have grown...

If you had an average          ...after 10 years                     ...after 25 years
annual compound rate           Value of        The real          Value of         The real
of return of*:                 account         difference        account          difference
                               after 10        in total          after 25         in total
                               years           return            years            return

8%                             $21,589                           $68,485

10%                            $25,937         $4,348            $108,347         $39,862
                                               better                             better
                                               than at                            than at
                                               8%                                 8%

12%                            $31,058         $5,121            $170,001         $61,654
                                               better                             better
                                               than at                            than at
                                               10%                                10%

                                               $9,469                             $101,516
                                               better                             better
                                               than at                            than at
                                               8%                                 8%

*Returns compounded annually

This chart is for illustrative purposes only and is not representative of the returns on an investment in the fund.

[photo: compass on map]

[Photo Caption] New generations and new perspectives: As the Prendergasts' investment in New Perspective grew, their family also grew with addition of daughter-in-law Kim Prendergast (opposite, at top) in 1990. Kim and Luke's sons Dylan (age 3) and Michael (age 1) are pictured above with their grandparents. [End Photo Caption]

[chart]

PORTFOLIO SUMMARY
September 30, 1996
----------------------------   --------------------

                                 Percent of
Largest Industry Holdings        Net Assets
----------------------------   --------------------
Health & Personal Care                   8.40%
Banking                                  7.70%
Telecommunications                       6.53%
Broadcasting & Publishing                5.61%
Automobiles                              4.93%
Other Industries                        51.65%
Bonds & Cash Equivalents                15.18%

[end chart]

New Perspective Fund
Investment Portfolio, September 30, 1996

                                                       Shares or       Market     Percent
                                                       Principal        Value       of Net
Equity-Type Securities                                    Amount   (Millions)       Assets
-----------------------------------------           ------------ ------------ ------------

Health & Personal Care- 8.40%
AB Astra, Class A (Sweden)                              2,000,000     $84.541
AB Astra, Class A (American Depositary
 Receipts)                                                155,000        6.529
AB Astra, Class B                                       3,200,000     131.643         1.91%
Ciba-Geigy Ltd. (Switzerland)                             122,500      156.591        1.34
Pfizer Inc (USA)                                        1,300,000      102.863         .88
Teva Pharmaceutical Industries Ltd.
 (American Depositary Receipts) (Israel)                1,940,000       89.968         .77
Sandoz Ltd. (Switzerland)                                  63,015       75.630         .65
Merck & Co., Inc. (USA)                                   880,000       61.930         .53
SmithKline Beecham PLC (American
 Depositary Receipts) (United Kingdom)                  1,000,000       60.875         .52
Johnson & Johnson (USA)                                   800,000       41.000         .35
Glaxo Wellcome PLC (United Kingdom)                       563,264        8.824
Glaxo Wellcome PLC (American Depositary
 Receipts)                                                854,000       26.581         .31
Genentech, Inc., Callable Putable Common Stock (USA)/1/   600,000       31.725         .27
Alza Corp. (USA)/1/                                     1,000,000       26.875         .23
Kimberly-Clark Corp. (USA)                                300,000       26.438         .23
BioChem Pharma Inc. (Canada)/1/                           500,000       20.063         .17
Abbott Laboratories (USA)                                 400,000       19.700         .17
Bausch & Lomb Inc. (USA)                                  225,000        8.269         .07


Banking- 7.70%
Westpac Banking Corp. (Australia)                      18,326,389       94.853
Westpac Banking Corp., warrants,
 expire 20001                                           3,000,000       11.230         .91
Barclays PLC (United Kingdom)                           6,800,000       99.877         .85
Royal Bank of Canada (Canada)                           2,740,000       78.090         .67
Citicorp (USA)                                            850,000       77.031         .66
Bank of Nova Scotia (Canada)                            2,377,300       67.404         .58
Banco de Santander, SA (Spain)                            742,000       38.609
Banco de Santander, SA (American
 Depositary Receipts)                                     500,000       26.188         .55
Banque Nationale de Paris (France)                      1,500,000       56.808         .49
BankAmerica Corp. (USA)                                   675,000       55.434         .47
Cie. Financiere de Paribas,
 Class A (France)                                         750,000       48.211         .41
Cie. de Suez (France)                                   1,100,000       43.853         .38
Australia and New Zealand Banking Group
 Ltd. (Australia)                                       6,496,411       37.171         .32
Sumitomo Bank, Ltd. (Japan)                             1,695,000       31.304
Sumitomo Bank, Ltd., 3.125% convertible
 debentures 2004                                      $4,700,000         3.960         .30
Deutsche Bank AG (Germany)                                710,000       33.453         .29
Republic New York Corp. (USA)                             370,000       25.576         .22
ABN AMRO Holding NV (Netherlands)                         418,240       23.198         .20
Svenska Handelsbanken Group, Class A (Sweden)             700,000       17.225         .15
Istituto Mobiliare Italiano SpA
 (American Depositary Receipts) (Italy)                   600,000       15.300         .13
Asahi Bank Ltd. (Japan)                                 1,000,000       11.386         .10
Sakura Finance (Bermuda) Trust, Convertible Preference
Share Units (Japan)/1/                                        32        1.863         .02


Telecommunications-6.53%
Telefonica de Espana, SA (Spain)                        5,631,200      104.615
Telefonica de Espana, SA (American
 Depositary Receipts)                                      76,000        4.228         .93
Telecom Corp. of New Zealand Ltd.
 (New Zealand)                                         15,600,000       73.278
Telecom Corp. of New Zealand Ltd./2/                    5,780,000       27.150         .86
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                2,959,130       95.062         .81
AirTouch Communications (USA)/1/                        2,882,000       79.615         .68
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                             2,080,000       70.980         .61
Koninklijke PTT Nederland NV
 (Netherlands)                                          1,629,500       56.095         .47
Tele Danmark AS, Class B (Denmark)                        375,000       17.805
Tele Danmark AS, Class B (American
 Depositary Receipts)                                   1,233,700       29.146         .40
MFS Communications Co., Inc. (USA)/1/                   1,050,000       45.806         .39
Hong Kong Telecommunications Ltd. (Hong
 Kong)                                                 19,068,463       34.523
Hong Kong Telecommunications Ltd.
 (American Depositary Receipts)                           429,584        7.733         .36
STET-Societa Finanziaria Telefonica p.a.,
 ordinary shares (Italy)                                5,890,000       20.483
STET-Societa Finanziaria Telefonica p.a.,
 nonconvertible savings shares                          7,000,000       18.917         .34
AT&T Corp. (USA)                                          735,000       38.404         .33
MCI Communications Corp. (USA)                          1,225,000       31.391         .27
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil)        76,439        6.000         .05
DDI Corp. (Japan)                                             500        4.037         .03


Broadcasting & Publishing- 5.61%
News Corp. Ltd. (Australia)                             3,927,488       20.607
News Corp. Ltd. (American Depositary
 Receipts)                                              3,991,600       83.325
News Corp. Ltd., preferred shares                       1,988,751        8.531
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                         1,995,800       33.929        1.25
Turner Broadcasting System, Inc., Class B (USA)         3,512,300       99.223         .85
Time Warner Inc. (USA)                                  2,372,000       91.619         .78
Viacom Inc., Class B (USA)/1/                           2,140,000       75.970         .65
CANAL+ (France)                                           262,236       64.483         .55
Carlton Communications PLC (United
 Kingdom)                                               4,890,000       36.944         .32
U S WEST Media Group (USA)/1/                           1,900,000       32.061         .27
Elsevier NV (Netherlands)                               1,700,000       28.118         .24
Grupo Televisa, SA, Class L (American
 Depositary Receipts) (Mexico)/1/                         825,000       23.822         .20
Wolters Kluwer NV (Netherlands)                           162,516       20.450         .18
AUDIOFINA (Luxembourg)                                    415,300       18.560         .16
Pearson PLC (United Kingdom)                            1,700,000       18.111         .16


Automobiles- 4.93%
Daimler-Benz AG (Germany)/1/                            1,450,000       79.721
Daimler-Benz AG (American Depositary
 Receipts)/1/                                             110,000        6.078
Daimler-Benz AG, 4.125% convertible
 debentures 2003/2/                                 DM76,101,000        52.238        1.18
Regie Nationale des Usines Renault, SA (France)         4,247,783      101.244         .87
Bayerische Motoren Werke AG (Germany)                     144,500       82.713
Bayerische Motoren Werke AG, preferred
 shares                                                    20,318        8.188         .78
Volvo AB, Class B (Sweden)                              4,170,000       89.708         .77
Toyota Motor Corp. (Japan)                              2,705,000       69.116         .59
Ford Motor Co., Class A (USA)                           2,100,000       65.625         .56
General Motors Corp. (USA)                                250,000       12.000         .10
Suzuki Motor Corp. (Japan)                                800,000        9.754         .08


Electrical & Electronics- 4.82%
ABB AB, Class A (formerly ASEA AB) (Sweden)               115,000       12.188
ABB AB, Class B                                           760,000       80.314
ABB AB, Class B (American Depositary Receipts)            450,000       47.250
ABB AG (formerly BBC Brown Boveri Ltd.)
 (Switzerland)                                             47,957       58.628        1.69
Nokia Corp., Class A (Finland)                            480,000       21.501
Nokia Corp., Class A (American Depositary
 Receipts)                                              1,450,000       64.163
Nokia Corp., Class K                                      460,000       20.655         .91
Telefonaktiebolaget LM Ericsson, Class B
 (Sweden)                                               2,376,000       59.902
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                         1,200,000       30.450         .78
Alcatel Alsthom (France)                                  650,461       54.847         .47
General Instrument Corp. (USA)/1/                       1,805,200       44.679         .38
Northern Telecom Ltd. (Canada)                            750,000       43.313         .37
Siemens AG (Germany)                                      325,000       17.136         .15
Hitachi, Ltd. (Japan)                                     900,000        8.713         .07


Chemicals- 4.68%
Praxair, Inc. (USA)                                     2,579,300      110.910         .95
AGA AB, Class A (Sweden)                                1,800,000       29.348
AGA AB, Class B                                         2,120,000       35.205         .56
E.I. du Pont de Nemours and Co. (USA)                     675,000       59.569         .51
Georgia Gulf Corp. (USA)/3/                             1,975,000       59.003         .50
Methanex Corp. (Canada)                                 6,250,000       49.581         .42
Sherwin-Williams Co. (USA)                                981,000       45.494         .39
Hoechst AG (Germany)                                    1,000,000       36.488         .32
Valspar Corp. (USA)                                       580,000       28.565         .24
Bayer AG (Germany)                                        600,000       22.018         .19
Rhone-Poulenc SA, Class A (France)                        673,000       18.764         .16
Engelhard Corp. (USA)                                     813,100       18.701         .16
L'Air Liquide (France)                                    110,098       17.054         .15
Sumitomo Chemical Co., Ltd. (Japan)                     3,395,000       15.706         .13


Energy Sources- 4.26%
TOTAL, Class B (France)                                   131,077       10.317
TOTAL, Class B (American Depositary
 Receipts)                                              3,018,805      118.111        1.10
Royal Dutch Petroleum Co. (New York
 Registered Shares) (Netherlands)                         463,000       72.286
Shell Transport and Trading Co., PLC (United Kingdom)   1,000,000       15.251         .75
Repsol SA (Spain)                                       1,910,000       62.784
Repsol SA (American Depositary Receipts)                   76,000        2.518         .56
Unocal Corp. (USA)                                      1,720,000       61.920         .53
Phillips Petroleum Co. (USA)                            1,225,000       52.369         .45
Anadarko Petroleum Corp. (USA)                            550,000       30.731         .26
YPF SA, Class D (American Depositary
 Receipts) (Argentina)                                  1,200,000       27.450         .23
ENI SpA (American Depositary Receipts) (Italy)            500,000       25.375         .22
Broken Hill Proprietary Co. Ltd. (Australia)            1,457,410       18.685         .16


Food & Household Products- 3.99%
Nestle SA (Switzerland)                                    89,782      100.028         .86
Cadbury Schweppes PLC (United Kingdom)                 12,430,180       99.841         .85
Unilever NV (Netherlands)                                 335,000       52.883
Unilever PLC (United Kingdom)                           1,660,000       35.482         .75
Reckitt & Colman PLC (United Kingdom)                   6,975,000       78.118         .67
Groupe Danone (France)                                    443,586       64.758         .56
Colgate-Palmolive Co. (USA)                               400,000       34.750         .30


Beverages & Tobacco- 3.72%
Philip Morris Companies Inc. (USA)                      2,235,000      200.591        1.72
Seagram Co. Ltd. (Canada)                               2,600,000       97.175         .83
LVMH Moet Hennessy Louis Vuitton (France)                 274,700       59.623         .51
Lion Nathan Ltd. (New Zealand)                         12,950,000       32.225         .28
PepsiCo, Inc. (USA)                                     1,000,000       28.250         .24
American Brands, Inc. (USA)                               300,000       12.675         .11
Swedish Match AB (Sweden)                               1,170,000        3.533         .03


Machinery & Engineering- 3.56%
Mannesmann AG (Germany)                                   530,500      198.851        1.70
Caterpillar Inc. (USA)                                  1,952,900      147.200        1.26
Deere & Co. (USA)                                         780,000       32.760         .28
Kawasaki Heavy Industries, Ltd. (Japan)                 4,200,000       20.221         .17
Schneider SA (France)                                     375,000       17.643         .15


Multi-Industry- 2.92%
Hutchison Whampoa Ltd. (Hong Kong)                     15,781,000      106.121         .91
Lend Lease Corp. Ltd. (Australia)                       3,977,310       64.527         .55
LTV Corp. (USA)                                         4,225,000       49.116         .42
Williams Holdings PLC (United Kingdom)                  5,000,000       27.100         .23
Incentive AB, Class A (Sweden)                            116,600        6.812
Incentive AB, Class B                                     193,400       11.270         .16
Canadian Pacific Ltd. (Canada)                            750,000       17.344         .15
CITIC Pacific Ltd. (Hong Kong)                          3,600,000       16.294         .14
Groupe Bruxelles Lambert SA (Belgium)                     123,745       15.364         .13
B.A.T Industries PLC (United Kingdom)                   2,126,250       14.152         .12
AlliedSignal Inc. (USA)                                   200,000       13.175         .11


Electronic Components- 2.27%
Advanced Micro Devices, Inc. (USA)/1/                   3,325,000       49.044         .42
Intel Corp. (USA)                                         450,000       42.947         .37
Seagate Technology (USA)/1/                               650,000       36.319         .31
Analog Devices, Inc. (USA)/1/                           1,282,500       34.788         .30
Arrow Electronics, Inc. (USA)/1/                          750,000       33.375         .29
Electrocomponents PLC (United Kingdom)                  3,000,000       18.067         .15
Murata Manufacturing Co., Ltd. (Japan)                    476,000       16.985         .15
Micron Technology, Inc. (USA)                             450,000       13.725         .12
Kyocera Corp. (Japan)                                     176,000       12.544         .11
LSI Logic Corp. (USA)/1/                                  250,000        5.813         .05
                                                               .

Recreation & Other Consumer Products- 2.24%
EMI Group PLC (United Kingdom)                          2,704,145       56.468         .48
Mattel, Inc. (USA)                                      1,900,000       49.163         .42
Fuji Photo Film Co., Ltd. (Japan)                       1,600,000       48.628         .42
Duracell International Inc. (USA)                         550,000       35.269         .30
PolyGram NV (New York Registered Shares)
 (Netherlands)                                            427,400       23.828         .20
Nintendo Co., Ltd. (Japan)                                350,000       22.436         .19
Eastman Kodak Co. (USA)                                   200,000       15.700         .13
Hasbro, Inc. (USA)                                        301,800       11.204         .10


Gold Mines- 2.07%
Placer Dome Inc. (Canada)                               3,565,000       84.223         .72
Newmont Mining Corp. (USA)                              1,550,000       73.238         .63
Barrick Gold Corp. (Canada)                             2,000,000       50.250         .43
Gold Fields of South Africa Ltd. (South Africa)         1,200,000       34.135         .29


Insurance- 1.80%
Internationale Nederlanden Groep NV
 (Netherlands)                                          4,311,018      134.546        1.15
American International Group, Inc. (USA)                  516,562       52.044         .45
Societe Centrale des Assurances
Generales de France (France)                              485,000       13.579         .12
CKAG Colonia Konzern AG (Germany)                          70,700        5.444
CKAG Colonia Konzern, preferred shares                      5,550         .365         .05
Munchener Ruckversicherungs-Gesellschaft
 (Germany)                                                  1,000        1.769         .02
Yasuda Fire and Marine Insurance Co.,
 Ltd. (Japan)                                             200,000        1.384         .01


Merchandising- 1.56%
Wal-Mart Stores, Inc. (USA)                             4,150,000      109.456         .94
Toys 'R' Us, Inc. (USA)/1/                                875,900       25.511         .22
Home Depot, Inc. (USA)                                    315,000       17.916         .15
Cifra, SA de CV, Class A (Mexico)                       2,500,000        3.708
Cifra, SA de CV, Class B                                4,500,000        6.484
Cifra, SA de CV, Class C                                3,384,800        4.859         .13
Ito-Yokado Co., Ltd. (Japan)                              185,000       10.499         .09
WHSmith Group PLC, Class A (United
 Kingdom)                                                 500,000        3.692         .03


Forest Products & Paper- 1.55%
Champion International Corp. (USA)                      1,000,000       45.875         .39
UPM-Kymmene Corp. (Finland)/1/                          1,953,000       40.639         .34
Louisiana-Pacific Corp. (USA)                             900,000       20.475         .18
International Paper Co. (USA)                             400,000       17.000         .15
Carter Holt Harvey Ltd. (New Zealand)                   6,900,000       15.193         .13
Jefferson Smurfit Corp. (USA)/1/                        1,255,700       14.911         .13
Weyerhaeuser Co. (USA)                                    300,000       13.838         .12
Rayonier Inc. (USA)                                       325,000       12.919         .11


Metals: Nonferrous- 1.47%
WMC Ltd. (Australia)                                    6,037,151       38.844         .33
Aluminum Co. of America (USA)                             600,000       35.400         .30
Alumax Inc. (USA)/1/                                    1,000,000       33.500         .29
Pechiney, Class A (France)                                617,000       26.222         .22
Alcan Aluminium Ltd. (Canada)                             800,000       24.000         .21
Teck Corp., Class B (Canada)                              700,000       14.268         .12


Appliances & Household Durables- 1.36%
Philips Electronics NV (Netherlands)                    1,400,000       50.567
Philips Electronics NV (New York
 Registered Shares)                                       500,000       17.938
Philips Electronics NV, warrants, expire 1998/1/          500,000        8.475         .66
AB Electrolux, Class B (Sweden)                           707,600       39.792         .34
Sony Corp. (Japan)                                        480,000       30.253         .26
SANYO Electric Co. Ltd. (Japan)                         2,170,000       11.653         .10


Energy Equipment- 1.34%
Schlumberger Ltd. (Netherlands Antilles)                1,223,300      103.369         .88
Baker Hughes Inc. (USA)                                 1,271,100       38.610         .33
Western Atlas Inc. (USA)/1/                               240,000       14.940         .13


Business & Public Services- 1.11%
Cie. Generale des Eaux (France)                           376,283       40.872         .34
WMX Technologies, Inc. (USA)                              600,000       19.725         .17
Electronic Data Systems Holding Corp. (USA)               300,000       18.413         .16
Reuters Holdings PLC (American Depositary
 Receipts) (United Kingdom)                               200,000       13.850         .12
Thorn PLC (United Kingdom)                              2,283,145       12.982         .11
United Utilities PLC (United Kingdom)                   1,074,200        9.586         .08
Federal Express Corp. (USA)/1/                            100,000        7.925         .07
Havas SA (France)                                          51,300        3.400         .03
Waste Management International PLC
 (American Depositary Receipts) (United Kingdom)/1/       207,400        1.867         .02
Eurotunnel SA, units, comprised of one
 share of Eurotunnel SA ordinary and one
 share of Eurotunnel PLC ordinary
 (France)/1/                                              930,000        1.648         .01


Utilities: Electric & Gas- 1.04%
National Power PLC (United Kingdom)                    11,300,000       69.552         .59
VEBA AG (Germany)                                         340,450       17.826         .15
Hongkong Electric Holdings Ltd.
 (Hong Kong)                                            5,213,500       16.855         .14
Enersis SA (American Depositary Receipts)
 (Chile)                                                  420,000       13.545         .12
Hong Kong and China Gas Co. Ltd. (Hong
 Kong)                                                  2,882,160        4.901         .04


Leisure & Tourism- 1.01%
Carnival Cruise Lines, Inc., Class A (USA)              2,200,000       68.199         .58
Walt Disney Co. (USA)                                     670,000       42.461         .36
Euro Disney SCA (France)/1/                             3,870,000        8.167
Euro Disney SCA, warrants, expire 2004/1/                 760,000         .206         .07


Transportation: Shipping- 0.75%
Bergesen d.y. AS, Class A (Norway)                      1,500,000       31.729
Bergesen d.y. AS, Class B                                 795,000       16.511         .41
Nippon Yusen KK (Japan)                                 6,700,000       34.839         .30
Overseas Shipholding Group, Inc. (USA)                    300,000        4.950         .04


Industrial Components- 0.74%
Goodyear Tire & Rubber Co. (USA)                        1,020,000       47.047         .40
Cie. Generale des Etablissements
 Michelin, Class B (France)                               550,000       28.060         .24
Rockwell International Corp. (USA)                        200,000       11.275         .10


Data Processing & Reproduction- 0.72%
Oracle Corp. (USA)/1/                                     950,000       40.433         .35
Sybase, Inc. (USA)/1/                                   1,850,000       27.518         .24
Cisco Systems, Inc. (USA)/1/                              200,000       12.413         .11
Autodesk, Inc. (USA)                                      100,000        2.588         .02


Metals: Steel- 0.60%
Usinor Sacilor (France)                                 2,300,000       35.492         .30
Companhia Vale do Rio Doce, ordinary
 nominative (Brazil)                                       38,400         .959
Companhia Vale do Rio Doce, preferred
 nominative (American Depositary Receipts)                990,240       19.557         .18
Armco Inc. (USA)/1/                                     3,000,000       13.500
Armco Inc., convertible preferred                          20,000         .885         .12


Miscellaneous Materials & Commodities- 0.52%
Potash Corp. of Saskatchewan Inc.
 (Canada)                                                 400,000       29.249         .25
Cie. de Saint-Gobain (France)                             122,395       16.589         .14
De Beers/Centenary linked units (South Africa)            500,000       15.546         .13


Building Materials & Components- 0.49%
CEMEX, SA de CV, Class A (Mexico)                       2,362,225        8.948
CEMEX, SA de CV CPO                                     7,380,000       27.613         .31
Holderbank Financiere Glaris Ltd. (Switzerland)            23,000       16.680         .14
Pioneer International Ltd. (Australia)                  1,905,300        5.202         .04


Transportation: Rail & Road-0.40%
CSX Corp. (USA)                                           950,000       47.974         .40


Transportation: Airlines- 0.33%
British Airways PLC (United Kingdom)                    1,545,000       13.097
British Airways PLC (American Depositary
 Receipts)                                                305,500       26.081         .33


Aerospace & Military Technology- 0.29%
Rolls-Royce PLC (United Kingdom)                        6,000,000       22.476         .19
Bombardier Inc., Class B (Canada)                         336,200        4.791         .04
Boeing Co. (USA)                                           50,000        4.725         .04
Litton Industries, Inc. (USA)/1/                           40,000        1.969         .02


Electronic Instruments- 0.03%
Scitex Corp. Ltd. (Israel)                                240,000        2.969         .03


Miscellaneous- 0.01%
Other equity-type securities in initial
 period of acquisition                                                    .529         .01
                                                                 ------------ ------------


TOTAL EQUITY-TYPE SECURITIES
 (cost: $7,413.361 million)                                          9,913.559       84.82
                                                                 ------------ ------------

                                                      Principal
                                                          Amount
Bonds                                                 (Millions)
---------------------------------------             ------------

Canadian Government- 0.42%
Canada 9.00% June 2025                                  C$58.800        49.550         .42

South African Government- 0.32%
South Africa 13.00% August 2010                       ZAR200.000        37.861         .32

New Zealand Government- 0.27%
New Zealand 8.00% November 2006                        NZ$44.500        31.015         .27


                                                                  -----------  -----------
TOTAL BONDS (cost: $113.102 million)                                   118.426        1.01
                                                                  -----------  -----------

TOTAL INVESTMENT SECURITIES (cost:
 $7,526.463 million)                                                10,031.985       85.83
                                                                  -----------  -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes- 9.99%
Hewlett-Packard Co. 5.30%-5.40%
 due 10/25-12/3/96                                         89.308       88.675         .77
Sandoz Corp. 5.33%-5.40% due 10/1-11/25/96                 88.000       87.717         .75
International Business Machines Corp.
 5.27%-5.30% due 10/2-10/23/96                             85.100       84.890         .73
General Electric Capital Corp. 5.29%-5.40%
 due 10/4-11/15/96                                         81.200       80.892         .69
Ford Credit Europe PLC 5.30%-5.47%
 due 10/10-11/18/96                                        78.800       78.486         .67
Canada Bills 5.27%-5.40% due 10/17-12/11/96                75.300       74.633         .64
National Australia Funding (Delaware)
 5.27%-5.28% due 10/15-11/21/96                            64.900       64.597         .55
American Express Credit Corp. 5.30%-5.31%
 due 10/11-10/21/96                                        63.900       63.754         .55
J.C. Penney Funding Corp. 5.31%-5.39%
 due 11/18-12/12/96                                        63.700       63.154         .54
Deutsche Bank Financial Inc. 5.25%-5.28%
 due 10/21-10/23/96                                        62.000       61.799         .53
International Lease Finance Corp. 5.27%-5.40%
 due 10/15-11/21/96                                        49.100       48.894         .42
Canadian Wheat Board 5.27%-5.35%
 due 11/7-11/25/96                                         47.500       47.174         .40
Abbey National North America 5.30%-5.33%
 due 11/27-12/30/96                                        41.700       41.261         .35
Toyota Motor Credit Corp. 5.26%-5.38%
 due 10/11-12/12/96                                        40.500       40.267         .34
Daimler-Benz North America Corp. 5.34%-5.39%
 due 11/15-12/11/96                                        37.600       37.274         .32
PepsiCo, Inc. 5.30%-5.31% due 10/18-11/5/96                36.800       36.664         .31
Commonwealth Bank of Australia 5.29%-5.32%
 due 10/16-10/24/96                                        36.600       36.500         .31
Ameritech Corp. 5.28%-5.42% due 10/21-10/29/96             35.700       35.558         .30
Svenska Hendelsbanken 5.30%-5.43%
 due 10/16-12/19/96                                        32.800       32.595         .28
Wool International 5.27%
 due 10/30-10/31/96                                        32.000       31.856         .27
Nestle Capital Corp. 5.37% due 11/7/96                     20.000       19.887         .17
Commerzbank U.S. Finance Inc. 5.28%-5.50%
 due 11/22-12/6/96                                         11.850       11.747         .10


Certificates of Deposit-2.80%
Canadian Imperial Bank of Commerce
 5.38%-5.50% due 10/29-11/22/96                            90.000       89.998         .78
Societe Generale 5.35%-5.48%
 due 10/2-11/13/96                                         82.600       82.599         .71
Swiss Bank Corp. 5.51%-5.52%
 due 12/19/96                                              50.000       50.008         .43
Bayerische Hypotheken- Und Wechsel-Bank AG
 5.35%-5.39% due 10/9-12/2/96                              45.000       44.999         .39
Morgan Guaranty Trust Co. Eurodollar
 5.47% due 11/13/96                                        40.000       40.003         .34
Commerzbank AG 5.36% due 10/7/96                           18.000       18.000         .15


Federal Agency Discount Notes- 0.88%
Federal Home Loan Mortgage Corp.
 5.32%-5.38% due 10/17-12/20/96                            71.200       70.670         .60
Federal National Mortgage Assn.
 5.37% due 12/13/96                                        33.000       32.645         .28
                                                                  -----------  -----------

TOTAL SHORT-TERM SECURITIES
 (cost: $1,597.203 million)                                          1,597.196       13.67
Excess of cash and receivables
 over payables                                                          58.479         .50
                                                                 ------------ ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                             1,655.675       14.17
                                                                 ------------ ------------

NET ASSETS                                                        $11,687.660       100.00%
                                                                  ===========  ===========

/1/Non-income-producing securities

/2/Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

/3/The fund owns 5.66% of the outstanding voting securities of Georgia Gulf Corp. which represents investment in an affiliate as defined in the Investment Company Act of 1940.

The descriptions of the companies in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the report of independent accountants.

See Notes to Financial Statements

----------------------------               ------------------------------
Equity-type securities                     Equity-type securities
 appearing in the portfolio                eliminated from the portfolio
 since March 31, 1996                       since March 31, 1996
----------------------------               ------------------------------

AGA                                        Avon Products
Alcatel Alsthom                            Bristol-Myers Squibb
AlliedSignal                               Cable and Wireless
Aluminum Co. of America                    Cheung Kong (Holdings)
Alza                                       Chiron
Arrow Electronics                          Dow Jones
AUDIOFINA                                  English China Clays
Australia and New Zealand Banking Group    Guinness
Autodesk                                   Hanson
Baker Hughes                               International Business Machines
Bank of Nova Scotia                        Koninklijke Nederlandsche Hoogovens en Stalfabrieken
DDI                                        Makita
De Beers/Centenary                         Motorola
Electrocomponents                          Nippon Telegraph and Telephone
ENI                                        NOVA
Gold Fields of South Africa                Parker Hannifin
Kawasaki Heavy Industries                  Roberts Pharmaceutical
Kyocera                                    SGS-THOMSON Microelectronics
LSI Logic                                  Singapore Airlines
MFS Communications                         Sun Hung Kai Properties
Murata Manufacturing                       Swire Pacific
Oracle                                     Telefonica de Argentina
Pechiney
Pioneer International
Rhone-Poulenc
Sakura
SANYO Electric
Schneider
"Shell" Transport and Trading
Societe Centrale des Assurances Generales de France
Swedish Match
U S WEST Media Group
United Utilities
Waste Management International
Williams Holdings

New Perspective Fund
Financial Statements
----------------------------------------------                   --------------------------------
Statement of Assets and Liabilities                                                  (dollars in
at September 30, 1996                                                                  millions)
----------------------------------------------                   --------------------------------
Assets:
Investment securities at market
 (cost: $7,526.463)                                                                  $10,031.985
Short-term securities
 (cost: $1,597.203)                                                                    1,597.196
Cash                                                                                        .469
Receivables for-
 Sales of investments                                                    $43.305
 Sales of fund's shares                                                   24.704
 Dividends and accrued interest                                           33.399         101.408
                                                                 --------------------------------
                                                                                      11,731.058
Liabilities:
Payables for-
 Purchases of investments                                                 26.788
 Repurchases of fund's shares                                             10.045
 Management services                                                       4.062
 Accrued expenses                                                          2.503           43.398
                                                                 --------------------------------
Net Assets at September 30, 1996-
 Equivalent to $17.77 per share on
 657,781,427 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                $11,687.660
                                                                                 ================

Statement of Operations                                                              (dollars in
for the year ended September 30, 1996                                                  millions)

----------------------------------------------                   --------------------------------
Investment Income:
Income:
 Dividends                                                           $   203.990
 Interest                                                                 84.929       $ 288.919
                                                                 ----------------
Expenses:
 Management services fee                                                  43.463
 Distribution expenses                                                    22.300
 Transfer agent fee                                                       10.919
 Reports to shareholders                                                    .969
 Registration statement and prospectus                                     1.146
 Postage, stationery and supplies                                          1.642
 Directors' and Advisory Board fees                                         .202
 Auditing and legal fees                                                    .084
 Custodian fee                                                             3.207
 Taxes other than federal
  income tax                                                                .138
 Other expenses                                                             .101           84.171
                                                                 --------------------------------
 Net investment income                                                                    204.748
                                                                                 ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                         439.315
Net unrealized appreciation:
 Beginning of year                                                     2,116.350
 End of year                                                           2,505.461          389.111
                                                                 --------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                                          828.426
                                                                                 ----------------
Net Increase in Net Assets Resulting
 from Operations                                                                       $1,033.174
                                                                                 ================



----------------------------------------------                   --------------------------------
Statement of Changes in Net Assets                                   (dollars in
                                                                       millions)
                                                                      Year ended
                                                                    September 30
                                                                            1996            1995
----------------------------------------------                   --------------------------------
Operations:
Net investment income                                                $   204.748     $   155.900
Net realized gain on investments                                         439.315         308.729
Net unrealized appreciation
 on investments                                                          389.111         843.525
                                                                 --------------------------------
 Net increase in net assets
 resulting from operations                                             1,033.174       1,308.154
                                                                 --------------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                    (181.254)       (105.752)
Distributions from net realized gain on
 investments                                                            (326.785)       (355.971)
                                                                 --------------------------------
 Total dividends and distributions                                      (508.039)       (461.723)
                                                                 --------------------------------

Capital Share Transactions:
Proceeds from shares sold: 168,317,771
 and 136,794,997 shares, respectively                                  2,872.559       2,129.286
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 29,221,609 and 30,235,980 shares,
 respectively                                                            477.859         432.534
Cost of shares repurchased: 58,868,182
 and 55,659,438 shares, respectively                                  (1,004.893)       (869.751)
                                                                 --------------------------------

 Net increase in net assets resulting from
  capital share transactions                                           2,345.525       1,692.069
                                                                 --------------------------------

Total Increase in Net Assets                                           2,870.660       2,538.500

Net Assets:
Beginning of year                                                      8,817.000       6,278.500
                                                                 --------------------------------
End of year (including undistributed
 net investment income: $119.565
 and $96.071, respectively)                                          $11,687.660      $8,817.000
                                                                 ================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,207,000 includes $136,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $2,506,503,000, of which $2,806,576,000 related to appreciated securities and $300,073,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $431,900,000 on securities transactions. Net gains related to non-U.S. currency transactions of $7,415,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1995 includes $4,830,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $9,122,678,000 at September 30, 1996.

3. The fee of $43,463,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.391% of such assets in excess of $10.5 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $22,300,000. As of September 30, 1996, accrued and unpaid distribution expenses were $1,661,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $10,919,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $12,923,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $257,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated undistributed net realized gain on investments was $382,716,000 and paid-in capital was $8,016,133,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,441,935,000 and $1,601,182,000, respectively, during the year ended September 30, 1996.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1996, such non-U.S. taxes were $23,742,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $3,597,000 for the year ended September 30, 1996.

Per-Share Data and Ratios

                                             Year   ended September     30

                                               1996   1995     1994  1993   1992
                                           ------- ------- ------- --------------

Net Asset Value, Beginning of Year          $16.98 $15.40   $14.21 $12.25 $11.77
                                           ------- ------- ------- --------------
 Income from Investment Operations:
  Net investment income                        .32    .31      .22    .17    .21
   Net realized and unrealized gain
   on investments                             1.40   2.35     1.54   2.04    .71
                                           ------- ------- ------- --------------
   Total income from
 investment operations                        1.72   2.66     1.76   2.21    .92
                                           ------- ------- ------- --------------
 Less Distributions:
  Dividends from net
 investment income                           (.321) (.237)   (.173) (.178)  (.24)
  Dividends from net realized
 non-U.S. currency gains (1)                 (.009) (.003)   (.027) (.022)     -
  Distributions from net
 realized gains                              (.600) (.840)   (.370) (.050)  (.20)
                                           ------- ------- ------- --------------
   Total distributions                        (.93) (1.08)    (.57)  (.25)  (.44)
                                           ------- ------- ------- --------------
Net Asset Value, End of Year                $17.77 $16.98   $15.40 $14.21 $12.25
                                             =====  =====    =====  =====  =====

Total Return(2)                             10.64%  18.63%   12.61% 18.34%  8.04%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                        $11,688 $8,817   $6,279 $4,417 $3,082
  Ratio of expenses to average
 net assets                                    .82%   .83%    .84%    .87%   .85%
  Ratio of net income to
 average net assets                           2.00%  2.12%   1.48%   1.40%  1.82%
  Average commissions paid (3)         4.30 cents .72 cents 1.05 cents 1.74 cents 3.02 cents
  Portfolio turnover rate                   18.12%  22.40%   25.33% 15.02%  6.43%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.

(2)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.

(3)Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities
 purchased or reduce the proceeds
 of securities sold, and are not
 reflected in the fund's
 statement of operations. Shares
 traded on a principal basis are
 excluded. Generally, non-U.S.
 commissions are lower than U.S.
 commissions when expressed as cents
 per share but higher when expressed
 as a percentage of transactions
 because of the lower per-share prices
 of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California
October 31, 1996

1996 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                     Dividends and Distributions per Share
To Shareholders        Payment       Dividends          From Net         From Net
of Record              Date          from Net           Realized         Realized
                                     Investment         Short-Term       Long-Term
                                     Income             Gains            Gains
December 15,           December      $0.23              -                $0.60
1995                   18, 1995
May 31, 1996           June 3,       $0.10              -                -
                       1996

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1996 is $0.02454 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 19% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

New Perspective Fund

Board of Directors

Elisabeth Allison, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.;
Publishing Consultant, Harvard Medical School

David I. Fisher, Los Angeles, California
Chairman of the Board,
The Capital Group Companies, Inc.

Robert A. Fox, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

Alan Greenway, La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

Koichi Itoh, Tokyo, Japan
Managing Partner, VENCA Management
(venture capital)

William H. Kling, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

Jon B. Lovelace, Los Angeles, California
Vice Chairman of the Board of the fund
Vice Chairman of the Board and
Chairman of the Executive Committee,
Capital Research and Management Company

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

William I. Miller, Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

Kirk P. Pendleton,
Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

Donald E. Petersen, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

James W. Ratzlaff, San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Other Officers

Gina H. Despres,  Washington, D.C.
President of the fund
Vice President, Capital Research and Management Company

William R. Grimsley, San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Gregg E. Ireland, Washington, D.C.
Senior Vice President of the fund
Vice President, Capital Research and Management Company

Thierry Vandeventer, Geneva, Switzerland
Senior Vice President of the fund
Chairman of the Board,
Capital Research Company

Darcy B. Kopcho, Geneva, Switzerland
Vice President of the fund
Vice President, Capital Research Company

Catherine M. Ward, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Vincent P. Corti, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research and Management Company

Steven N. Kearsley, Brea, California
Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

R. Marcia Gould, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research and Management Company

Mary C. Hall, Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and Management Company

Members of the Advisory Board

Yoichi Funabashi, PH.D., Washington, D.C.
Washington, D.C. Bureau Chief and Diplomatic
Correspondent of the Asahi Shimbun

Jean Gandois, Paris, France
President, Conseil National du Patronat Fran_ais;
former Chairman of the Board of
Cockerill-Sambre; former Chairman and
Chief Executive Officer, Pechiney, and former
Chairman, Pechiney International

Claudio X. Gonzalez LaPorte,
Mexico, DF, Mexico
Chairman of the Board and Chief Executive
Officer, Kimberly-Clark de Mexico, SA de CV

Junichi Hattori, Tokyo, Japan
Senior Managing Director - Information Devices
& Systems Division, Seiko Instruments, Inc.

Peter C. Hobbins, Zug, Switzerland
Counselor and former Member Executive Group, Corange Ltd.

Sir Peter Holmes, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of Companies

Baron Gualtherus Kraijenhoff,
Nijmegen, Netherlands
Chairman of the Supervisory Council, Akzo NV

The Honourable John L. Nichol,
Vancouver, Canada
President, Springfield Investment Co., Ltd.;
former President of Canada's Liberal Party

Brian Nicholson, London, England
Chairman of the Board, Advertising Standards
Board of Finance Ltd.; former Executive
Chairman, Marlar International Ltd.; former
Joint Managing Director, The Observer

Allen E. Puckett, Los Angeles, California
Chairman Emeritus, Hughes Aircraft Company

Rozanne L. Ridgway,  Washington, D.C.
Co-Chair, Atlantic Council of the United States;
Chair, Baltic American Enterprises Fund

Orville H. Schell, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

Harold M. Williams, Los Angeles, California
President and Chief Executive Officer, J. Paul Getty Trust;
former Chairman, U.S. Securities and Exchange Commission

Kirk P. Pendleton was elected a Director and Orville H. Schell, who has written widely on contemporary Chinese affairs, was appointed to the Advisory Board on September 24, 1996.

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Independent accountants
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER, OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA AGD/GRS/3115
Lit. No. NPF-011-1196

[back cover: photo: two compasses on map]

[The American Funds Group (R)]